Exhibit 99.3

EVERSOURCE ENERGY Q3 2024 EARNINGS REPORT EVERSOURCE ENERGY Q3 2024 EARNINGS REPORT NOVEMBER 5, 2024 CUSTOMER COMMUNITY FINANCIAL EMPLOYEE CLEAN ENERGY RELIABILITY Exhibit 99.3

EVERSOURCE ENERGY Q3 2024 EARNINGS REPORT | EVERSOURCE

Safe Harbor Statement

All per-share amounts in this presentation are reported on a diluted basis. The only common equity securities that are publicly traded are common shares of Eversource Energy. The earnings discussion includes financial measures that are not recognized under generally accepted accounting principles (non-GAAP) referencing earnings and EPS excluding losses on the offshore wind investments, a loss on the disposition of land that was initially acquired to construct the Northern Pass Transmission project and was subsequently abandoned, and certain transaction and transition costs. EPS by business is also a non-GAAP financial measure and is calculated by dividing the net income attributable to common shareholders of each business by the weighted average diluted Eversource Energy common shares outstanding for the period. The earnings and EPS of each business do not represent a direct legal interest in the assets and liabilities of such business, but rather represent a direct interest in Eversource Energy's assets and liabilities as a whole. Eversource Energy uses these non-GAAP financial measures to evaluate and provide details of earnings results by business and to more fully compare and explain results without including these items. This information is among the primary indicators management uses as a basis for evaluating performance and planning and forecasting of future periods. Management believes the impacts of the losses on the offshore wind investments, the loss on the disposition of land associated with an abandoned project, and transaction and transition costs are not indicative of Eversource Energy's ongoing costs and performance. Management views these charges as not directly related to the ongoing operations of the business and therefore not an indicator of baseline operating performance. Due to the nature and significance of the effect of these items on net income attributable to common shareholders and EPS, management believes that the non-GAAP presentation is a more meaningful representation of Eversource Energy's financial performance and provides additional and useful information to readers of this report in analyzing historical and future performance of the business. These non-GAAP financial measures should not be considered as alternatives to reported net income attributable to common shareholders or EPS determined in accordance with GAAP as indicators of Eversource Energy's operating performance.

This document includes statements concerning Eversource Energy's expectations, beliefs, plans, objectives, goals, strategies, assumptions of future events, future financial performance or growth and other statements that are not historical facts. These statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, readers can identify these forward-looking statements through the use of words or phrases such as "estimate," "expect," "anticipate," "intend," "plan," "project," "believe," "forecast," "should," "could" and other similar expressions. Forward-looking statements involve risks and uncertainties that may cause actual results or outcomes to differ materially from those included in the forward-looking statements. Forward-looking statements are based on the current expectations, estimates, assumptions or projections of management and are not guarantees of future performance. These expectations, estimates, assumptions or projections may vary materially from actual results. Accordingly, any such statements are qualified in their entirety by reference to, and are accompanied by, the following important factors that may cause our actual results or outcomes to differ materially from those contained in our forward-looking statements, including, but not limited to: cyberattacks or breaches, including those resulting in the compromise of the confidentiality of our proprietary information and the personal information of our customers; the ability to qualify for investment tax credits and investment tax credit adders; variability in the costs and final investment returns of the Revolution Wind and South Fork Wind offshore wind projects as it relates to the purchase price post-closing adjustment under the terms of the sale agreement for these projects; disruptions in the capital markets or other events that make our access to necessary capital more difficult or costly; changes in economic conditions, including impact on interest rates, tax policies, and customer demand and payment ability; ability or inability to commence and complete our major strategic development projects and opportunities; acts of war or terrorism, physical attacks or grid disturbances that may damage and disrupt our electric transmission and electric, natural gas, and water distribution systems; actions or inaction of local, state and federal regulatory, public policy and taxing bodies; substandard performance of third-party suppliers and service providers; fluctuations in weather patterns, including extreme weather due to climate change; changes in business conditions, which could include disruptive technology or development of alternative energy sources related to our current or future business model; contamination of, or disruption in, our water supplies; changes in levels or timing of capital expenditures; changes in laws, regulations or regulatory policy, including compliance with environmental laws and regulations; changes in accounting standards and financial reporting regulations; actions of rating agencies; and other presently unknown or unforeseen factors.

Other risk factors are detailed in Eversource Energy's reports filed with the Securities and Exchange Commission (SEC). They are updated as necessary and available on Eversource Energy's website at www.eversource.com and on the SEC's website at www.sec.gov. All such factors are difficult to predict and contain uncertainties that may materially affect Eversource Energy's actual results, many of which are beyond our control. You should not place undue reliance on the forward-looking statements, as each speaks only as of the date on which such statement is made, and, except as required by federal securities laws, Eversource Energy undertakes no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events.

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EVERSOURCE ENERGY Q3 2024 EARNINGS REPORT Agenda Business Update ▪ Key Strategic Priorities ▪ Electric Transmission and Distribution Investment Growth ▪ Massachusetts Clean Energy Transition 2 Joe Nolan Chairman, President & CEO John Moreira EVP, CFO & Treasurer Financial Update ▪ Q3 2024 Financial Results ▪ Regulatory Update ▪ Financing Activity Update

EVERSOURCE ENERGY Q3 2024 EARNINGS REPORT Aligned with providing reliable, resilient and affordable service for customers, while driving shareholder value creation Progressing Towards Our Key Strategic Priorities Updated FY 2024 guidance of $4.52 to $4.60 Non - GAAP EPS; reaffirming long - term EPS growth of between 5% and 7% Fully Regulated Business Model Balance Sheet Health Clean Energy Transition Completed the exit of the offshore wind business in Q3 2024, transitioning Eversource to a 100% regulated utility Targeted FFO to Debt metrics of between 14% and 15% by 2025 Leading the clean energy transition in New England with $1.6 billion in T&D clean energy investments in MA through 2028. 5 - Year Capital Plan Executing on a robust capital plan increased to $23.7 billion from $23.1 billion through 2028 Sustainable and Predictable Growth 3

EVERSOURCE ENERGY Q3 2024 EARNINGS REPORT Clean Energy Transition 4 Electric Distribution □ Electric Distribution Sector Modernization Plan approved by Massachusetts DPU for $600 million of capital investments □ Distribution Energy Resources clusters capital investments of $1 billion Expand Utility - Owned Solar and Battery Investments □ Solar proposals in Massachusetts and New Hampshire □ Expansion of Cape Cod Battery Energy Storage System Electric Transmission □ Dept. Of Energy funding secured for Clean Energy Hub in Southeastern Connecticut □ Enable renewable resources to connect to the electric grid

EVERSOURCE ENERGY Q3 2024 EARNINGS REPORT 5 Advanced Meter Infrastructure (AMI) □ Project on track – meter installation in 2025 □ Successful implementation of New Customer Information System Battery Project □ Expansion of Cape Cod Battery Energy Storage System □ Received $19.5 million in DOE funding Electric Sector Modernization Plan (ESMP) □ Received DPU approval August 2024 □ Incremental $600 million of capital expenditure Key Massachusetts Carbon Reducing Priorities

EVERSOURCE ENERGY Q3 2024 EARNINGS REPORT 6 □ Received approval from the Massachusetts Energy Facilities Siting Board □ Addresses load growth for the greater Cambridge area ▪ Supports the decarbonization and electrification goals of Massachusetts □ Largest U.S. underground substation ~ 35,000 square foot ▪ Located 120 feet underground in Cambridge’s Kendall Square ▪ Incorporated into a large residential and commercial development project □ 5 underground duct banks housing 8 new 115 kV underground transmission lines totaling 8.3 miles ▪ Allows for accommodation of future load growth through additional high - power lines of 115 - kV and 14 - kV transformers □ Anticipated investment of $1.5 to $1.6 billion □ Construction to begin in Q1 2025 with phased - in service dates from 2029 through 2031 Greater Cambridge Energy Program – A Unique Solution for Load Demand & Reliability

EVERSOURCE ENERGY Q3 2024 EARNINGS REPORT Third Quarter and Nine Months 2024 Financial Results 7 Change 9M 2023 9M 2024 Change 3Q 2023 3Q 2024 $0.16 $1.36 $1.52 $0.03 $0.46 $0.49 Electric Transmission 0.03 1.44 1.47 0.07 0.50 0.57 Electric Distribution 0.11 0.42 0.53 0.01 (0.10) (0.09) Natural Gas Distribution 0.02 0.08 0.10 0.02 0.05 0.07 Water Distribution (0.14) 0.08 (0.06) 0.03 0.06 0.09 Parent & Other (Non - GAAP) $0.18 $3.38 $3.56 $0.16 $0.97 $1.13 EPS (Non - GAAP) (0.52) (0.96) (1.48) (1.46) 0.00 (1.46) Losses on Offshore Wind Investments and Other Charges $(0.34) $2.42 $2.08 $(1.30) $0.97 $(0.33) Reported EPS (GAAP)

EVERSOURCE ENERGY Q3 2024 EARNINGS REPORT Regulatory Update Massachusetts ▪ 5 - Year Electric Sector Modernization Plan – Approved by MA DPU on August 29, 2024 ▪ EGMA Rate Base Reset for Rates Effective November 1, 2024 – Approved October 31, 2024 ▪ NSTAR Gas PBR adjustment for Rates Effective November 1, 2024 – Approved October 30, 2024 New Hampshire ▪ Prudence Review of August 2022 - March 2023 storm costs ($232M) – Final Decision expected in First Half of 2025 ▪ Filed a request for rate review in June 2024 – Interim Rate increase of $61 million effective August 1, 2024 – Final Decision expected in 2025 Connecticut ▪ AMI Cost Recovery – Final Decision expected on November 20, 2024 ▪ Yankee Gas Rate Case Filing – Expect to file in first half of November 2024 8

EVERSOURCE ENERGY Q3 2024 EARNINGS REPORT FFO to Debt Enhancement Strategy 2024 - 2025 FFO/Debt 14% - 15% at S&P FFO TO DEBT WALK 9% + ~2% + 3% to 4% 14% to 15% 2023 FFO/Debt (Estimated S&P) 2023 Under Recoveries Additional Cash Flow Enhancements 2025 Target (S&P) Highlighted Cash Flow Enhancements through 2025 ~$600 2023 Under Recoveries $500 South Fork Wind Tax Equity Investment $200 Incremental Storm Cost Recovery (2024 and 2025) $230 Orsted Sale Gross Proceeds $875 GIP Sale Gross Proceeds $1,000 2024 ATM Equity Issuances $300 - $400 Rate Increases ~$3.75 Billion Total Known Cash Flow Enhancements TBD Sale of Water Business MAJOR DRIVERS 9

EVERSOURCE ENERGY Q3 2024 EARNINGS REPORT 2024 2025 Parent Debt and Equity Issuances and Maturities Company Size/Coupon Maturity Parent $900M @ 4.20% Jun 27, 2024 Parent $450M @ 2.90% Oct 1, 2024 2024 Debt Issuances 2024 Maturities Company Size/Coupon Maturity Parent $350M @ 5.00% Jan 1, 2027 Parent $650M @ 5.50% Jan 1, 2034 Parent $700M @ 5.85% Apr 15, 2031 Parent $700M @ 5.95% Jul 15, 2034 New Shares .. An additional 15.7M shares were issued under the At-The-Market Program year-to-date October 2024 with net proceeds of approximately $990 million Treasury Shares .. Dividend reinvestment, employee equity programs continue with approximately 1.1 million shares issued through October 2024 2024 Equity Issuances 10 2025 Maturities Company Size/Coupon Maturity Parent $300M @ 3.15% Jan 15, 2025 Parent $300M @ 0.80% Aug 15, 2025

EVERSOURCE ENERGY Q3 2024 EARNINGS REPORT $2.65 $2.81 $2.96 $3.11 $3.25 $3.45 $3.64 $3.86 $4.09 $4.34 $4.52 - $4.60 2014A* 2015A* 2016A 2017A 2018A 2019A* 2020A* 2021A* 2022A* 2023A* 2024E* 2025E 2026E 2027E 2028E * Reflects non - GAAP results, excludes nonrecurring charges 11 Proven Track Record of Earnings and Dividend Performance

EVERSOURCE ENERGY Q3 2024 EARNINGS REPORT APPENDIX 12

EVERSOURCE ENERGY Q3 2024 EARNINGS REPORT $1,115 $1,207 $1,448 $1,200 $1,207 $1,053 $1,166 $1,146 $1,244 $1,354 $1,772 $2,009 $1,869 $2,051 $2,006 $1,770 $799 $804 $998 $1,044 $1,087 $1,142 $1,089 $1,079 $144 $155 $162 $169 $204 $218 $234 $251 $239 $266 $213 $225 $234 $223 $202 $239 $3,541 $3,786 $4,593 $4,647 $4,601 $4,687 $4,697 $4,485 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 2021A 2022A 2023A 2024E 2025E 2026E 2027E 2028E Transmission Electric Distribution Natural Gas Distribution Water IT and Facilities $ In Millions $23.1 Billion 2024 - 2028 * Projected Capital Expenditures for Core Businesses 13 * Including ESMP investments of $600 million, the projected capital expenditures are now $23.7 billion

EVERSOURCE ENERGY Q3 2024 EARNINGS REPORT State GHG Reduction Goals Drive Electric Demand 14 Connecticut Statutory Requirements New Hampshire Recommendations Massachusetts Statutory Requirements 2001 1990 1990 Base Year 45% by 2030 50% by 2025 50% by 2030 Near - Term Target 80% by 2050 80% by 2050 85% by 2050 Long - Term Target Zero - carbon electric supply by 2040 Net zero emissions by 2050 Additional targets 48% Transportation 33% Commercial and Residential 13% Power Generation 6% Industrial GHG Reduction Goals New England Carbon Emissions by Source Electrification plans result in New England electric demand more than doubling by 2050 New England winter peak demand is expected to more than triple by 2050